Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of February 9, 2021, and is between Tanzanian Gold Corporation., a company incorporated under the laws of the Province of Alberta, Canada (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively the “Purchasers”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to (i) an effective registration statement under the Securities Act (as defined below) as to the Shares, and (ii) an exemption from the registration requirements of Section 5 of the Securities Act contained in Section 4(a)(2) thereof and/or Regulation D thereunder as to the Warrants, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

ARTICLE I.

DEFINITIONS

1.1       Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings set forth in this Section 1.1:

“A.G.P.” means A.G.P./Alliance Global Partners, sole placement agent.

“Acquiring Person” shall have the meaning ascribed to such term in Section 4.5.

“Action” shall have the meaning ascribed to such term in Section 3.1(m).

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Securities Act.

“Authorization” shall have the meaning ascribed to such term in Section 3.1(ss).

“BHCA” shall have the meaning ascribed to such term in Section 3.1(oo).

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York generally are open for use by customers on such day.

“Closing” means the closing of the purchase and sale of the Securities pursuant to Section 2.1.

“Closing Date” means the Trading Day on which all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchasers’ obligations to pay the Subscription Amount and (ii) the Company’s obligations to deliver the Securities, in each case, have been satisfied or waived, but in no event later than the second (2nd) Trading Day following the date hereof.

“Code” means the United States Internal Revenue Code of 1986, as amended.

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“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common shares of the Company, no par value, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Company Counsel” means Lewis Brisbois Bisgaard & Smith LLP.

“Disclosure Schedules ” means the Disclosure Schedules of the Company delivered concurrently herewith.

“Disclosure Time” means, (i) if this Agreement is signed on a day that is not a Trading Day or after 9:00 a.m. (New York City time) and before midnight (New York City time) on any Trading Day, 9:01 a.m. (New York City time) on the Trading Day immediately following the date hereof, unless otherwise instructed as to an earlier time by A.G.P., and (ii) if this Agreement is signed between midnight (New York City time) and 9:00 a.m. (New York City time) on any Trading Day, no later than 9:01 a.m. (New York City time) on the date hereof, unless otherwise instructed as to an earlier time by A.G.P.

“DWAC” shall have the meaning ascribed to such term in Section 2.2(a)(v).

“EDGAR” means the Commission’s Electronic Data Gathering, Analysis and Retrieval System.

“Effectiveness Period” shall have the meaning ascribed to such term in Section 5.1(a).

“Environmental Law” shall have the meaning ascribed to such term in Section 3.1(p).

“Evaluation Date” shall have the meaning ascribed to such term in Section 3.1(v).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exempt Issuance” means the issuance of (a) shares of Common Stock or options to employees, officers, directors, consultants or advisors of the Company for services rendered to the Company pursuant to any stock or option plan duly adopted for such purpose, by a majority of the non-employee members of the Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose; provided, that any issuance of securities to consultants or advisors pursuant to clause (a) above that are not issued pursuant to a Form S-8 shall be issued as "restricted securities" (as defined in Rule 144) and carry no registration rights that require or permit the filing of any registration statement in connection therewith during the 90 day period following the Closing Date, (b) securities upon the exercise or exchange of or conversion of any Securities issued hereunder and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities (other than in connection with stock splits or combinations) or to extend the term of such securities, (c) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided that such securities shall be issued as "restricted securities" (as defined in Rule 144) and carry no registration rights that require or permit the filing of any registration statement in connection therewith during the 90 day period following the Closing Date, and provided that any such issuance shall only be to a Person (or to the equityholders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities; and (d) shares of Common Stock, RSUs or options in connection with existing employment contracts and the hire of new executive officers/consultants of the Company; provided, that any issuance of securities to consultants pursuant to clause (d) above that are not issued pursuant to a Form S-8 shall be issued as "restricted securities" (as defined in Rule 144) and carry no registration rights that require or permit the filing of any registration statement in connection therewith during the 90 day period following the Closing Date.

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“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.

“Federal Reserve” shall have the meaning ascribed to such term in Section 3.1(oo).

“Hazardous Substances” shall have the meaning ascribed to such term in Section 3.1(q).

“Intellectual Property Rights” shall have the meaning ascribed to such term in Section 3.1(s).

“IFRS” means the International Financial Reporting Standards as issued by the International Accounting Standards Board.

“Issuer Free Writing Prospectus” shall have the meaning ascribed to such term in Section 3.1(f)(ii).

“IT Systems” shall have the meaning ascribed to such term in Section 3.1(qq).

“Legend Removal Date” shall have the meaning ascribed to such term in Section 4.1(c).

“Lien” means a lien, charge, mortgage, pledge, security interest, claim, right of first refusal, pre-emptive right, or other encumbrance of any kind whatsoever.

“Lock-Up Agreement” means the Lock-Up Agreements, each dated as of the date hereof, by and between the Company and the directors and officers of the Company, in the form of Exhibit A attached hereto.

“Material Adverse Effect” shall have the meaning assigned to such term in Section 3.1(b).

“Material Permits” shall have the meaning assigned to such term in Section 3.1(r).

“Money Laundering Laws” shall have the meaning assigned to such term in Section 3.1(pp).

“Offering” means the offering of the Securities hereunder.

“Per Share Purchase Price” equals $0.65 per share.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Personal Data” shall have the meaning ascribed to such term in Section 3.1(qq).

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition) pending or, to the Company’s knowledge, threatened in writing against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign).

“Prospectus” means the final base prospectus filed for the Registration Statement.

“Prospectus Supplement” means the supplement to the Prospectus complying with Rule 424(b) of the Securities Act that is filed with the Commission and delivered by the Company to each Purchaser at the Closing.

“Purchaser Party” shall have the meaning ascribed to such term in Section 4.8.

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“Registrable Securities” shall have the meaning ascribed to such term in Section 5.1(b).

“Registration Statement” shall have the meaning ascribed to such term in Section 3.1(f)(ii).

“Resale Registration Statement” shall have the meaning ascribed to such term in Section 5.1(a).

“Required Approvals” shall have the meaning ascribed to such term in Section 3.1(e).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effects as such Rule.

“Sanctions” shall have the meaning ascribed to such term in Section 3.1(kk).

“SEC Reports” shall have the meaning ascribed to such term in Section 3.1(j).

“Securities” means the Shares, the Warrants and the Warrant Shares.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Shares” means the shares of Common Stock issued or issuable to each Purchaser pursuant to this Agreement.

“Shelf Procedures” shall have the meaning ascribed to such term in Section 3.1(f)(i).

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include locating and/or borrowing Common Stock).

“Specified Person” shall have the meaning ascribed to such term in Section 3.1(kk).

“Subscription Amount” means, as to each Purchaser, the aggregate amount to be paid for Shares and Warrants purchased hereunder as specified below such Purchaser’s name on the signature page of this Agreement and next to the heading “Subscription Amount,” in United States dollars and in immediately available funds.

“Subsidiary” and “Subsidiaries” shall have the meanings ascribed to such terms in Section 3.1(a).

“Trading Day” means a day on which the NYSE American is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or the New York Stock Exchange (or any successors to any of the foregoing).

“Transaction Documents” means this Agreement, the Warrants, the Lock-Up Agreements and the Placement Agent Agreement dated February 9, 2021 between A.G.P. and the Company, all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Transfer Agent” means Odyssey Trust Company, the current transfer agent of the Company, at its office at Stock Exchange Tower 350, 300 5th Avenue SW, Calgary, Alberta, Canada T2P 3C4, and any successor transfer agent of the Company.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported on the Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

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“Warrants” means, collectively, the Common Stock purchase warrants delivered to the Purchasers at the Closing in accordance with Section 2.2(a) hereof, which Warrants shall be exercisable six months following the date of issuance and have a term of exercise equal to five (5) years, in the form of Exhibit A attached hereto.

“Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants.

ARTICLE II.

PURCHASE AND SALE

2.1        Closing. On the Closing Date, upon the terms and subject to the conditions set forth herein, the Company agrees to sell, and the Purchasers, severally and not jointly, agree to purchase, $21,400,000 Shares and Warrants. Each Purchaser’s Subscription Amount as set forth on the signature page hereto executed by such Purchaser shall be made available for “Delivery Versus Payment” (“DVP”) settlement with the Company or its designees. The Company shall deliver to each Purchaser its respective Shares and a Warrant as determined pursuant to Section 2.2(a), and the Company and each Purchaser shall deliver the other items set forth in Section 2.2 deliverable at the Closing. Upon satisfaction of the covenants and conditions set forth in Sections 2.2 and 2.3, the Closing shall occur electronically at the offices of McGuireWoods LLP or such other location as the parties shall mutually agree. Unless otherwise directed by A.G.P., settlement of the Shares shall occur via DVP (i.e., on the Closing Date, the Company shall issue the Shares registered in the Purchasers’ names and addresses and released by the Transfer Agent directly to the account(s) at A.G.P. identified by each Purchaser; upon receipt of such Shares, A.G.P. shall promptly electronically deliver such Shares to the applicable Purchaser, and payment therefor shall be made by the Placement Agent (or its clearing firm) by wire transfer to the Company).

2.2       Deliveries.

(a) On or prior to the Closing Date, the Company shall deliver or cause to be delivered to each Purchaser the following:

(i)     this Agreement duly executed by the Company;

(ii)     a legal opinion of Company Counsel, in a form reasonably acceptable to A.G.P. and the Purchasers;

(iii)     subject to the last sentence of Section 2.1, the Company shall have provided each Purchaser with the Company’s wire instructions, on Company letterhead and executed by the Chief Executive Officer;

(iv)     subject to the last sentence of Section 2.1, a copy of the irrevocable instructions to the Transfer Agent instructing the Transfer Agent to deliver on an expedited basis via The Depository Trust Company Deposit or Withdrawal at Custodian system (“DWAC”) Shares equal to such Purchaser’s Subscription Amount divided by the Per Share Purchase Price, registered in the name of such Purchaser;

(v) a Warrant registered in the name of such Purchaser to purchase up to a number of shares of Common Stock equal to 50% of such Purchaser’s Shares, with an exercise price equal to $0.80, subject to adjustment therein;

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(vi)      Officer’s Certificate, in form and substance satisfactory to the Purchasers;

(vii)     Secretary’s Certificate, in form and substance satisfactory to the Purchasers;

(viii)       the Lock-Up Agreements; and

(x)      the Prospectus and Prospectus Supplement (which may be delivered in accordance with Rule 172 under the Securities Act).

(b) On or prior to the Closing Date, each Purchaser shall deliver or cause to be delivered to the Company the following:

(i)     this Agreement duly executed by such Purchaser; and

(ii)     such Purchaser’s Subscription Amount, which shall be made available for “Delivery Versus Payment” settlement with the Company or its designees.

2.3       Closing Conditions.

(a)  The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

(i)     the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) when made and on the Closing Date of the representations and warranties of the Purchasers contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

(ii)     all obligations, covenants and agreements of each Purchaser required to be performed at or prior to the Closing Date shall have been performed; and

(iii)     the delivery by each Purchaser of the items set forth in Section 2.2(b) of this Agreement.

(b)  The respective obligations of the Purchasers hereunder in connection with the Closing are subject to the following conditions being met:

(i)     the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) when made and on the Closing Date of the representations and warranties of the Company contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

(ii)     all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

(iii)     the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement;

(iv)     there shall have been no Material Adverse Effect with respect to the Company since the date hereof; and

(v)     from the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the Commission or the NYSE American, and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of such Purchaser, makes it impracticable or inadvisable to purchase the Securities at the Closing.

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ARTICLE III.

REPRESENTATIONS AND WARRANTIES

3.1       Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to each Purchaser:

(a)  Subsidiaries. All of the direct and indirect material subsidiaries of the Company are set forth on Schedule 3.1(a) (each, a “Subsidiary”, and collectively, the “Subsidiaries”). The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities. There are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any capital stock of any Subsidiary, or contracts, commitments, understandings or arrangements by which any Subsidiary is or may become bound to issue capital stock.

(b)  Organization and Qualification. The Company and each of the Subsidiaries has been duly organized and validly exists as a corporation, limited partnership or company in good standing (or the foreign equivalent thereof, if any) under the laws of its jurisdiction of organization. The Company and each of the Subsidiaries is duly qualified to do business and is in good standing as a foreign or extra-provincial corporation, partnership, company or limited liability company in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which (individually and in the aggregate) would not have a Material Adverse Effect. No Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification. Neither the Company nor any Subsidiary is in violation nor default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. The term “Material Adverse Effect” means an effect, change, event or occurrence that, alone or in conjunction with any other or others: (i) has or would reasonably be expected to have a material adverse effect on: (A) the business, general affairs, management, condition (financial or otherwise), results of operations, shareholders’ equity, properties or prospects of the Company and the Subsidiaries, taken as a whole, or (B) the legality, validity or enforceability of any Transaction Document, (ii) the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document or (iii) would result in the Prospectus or any amendment thereto containing a material misrepresentation within the meaning of applicable securities laws; provided that a change in the market price or trading volume of the Common Stock alone shall not be deemed, in and of itself, to constitute a Material Adverse Effect.

(c)  Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s shareholders in connection herewith or therewith other than in connection with the Required Approvals. This Agreement and each other Transaction Document to which the Company is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

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(d)  No Conflicts. The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is a party, the issuance and sale of the Securities and the consummation by it of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, anti-dilution or similar adjustments, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority, to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations),or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(e)     Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) the filings required pursuant to Section 4.4 of this Agreement, (ii) the filing with the Commission of the Prospectus Supplement, (iii) application(s) to each applicable Trading Market for the listing of the Shares and Warrant Shares for trading thereon in the time and manner required thereby, (iv) the filing of Form D with the Commission, (v) such filings as are required under applicable state securities laws, and (vi) such filings as may become required under applicable Canadian securities law (collectively, the “Required Approvals”).

(f)      Issuance of the Securities; Qualification; Registration.

(i)     The Shares are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and non-assessable, free and clear of all Liens imposed by the Company. The Warrants, when issued and paid for in accordance with the applicable Transaction Documents, will be valid and binding obligations of the Company, enforceable against the Company in accordance with their terms. The Warrant Shares, when issued in accordance with the terms of the Warrants, will be validly issued, fully paid and nonassessable, The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to this Agreement and the Warrants.

(ii)      The Company was at the time of the filing of the Registration Statement eligible to use Form F-3. The Company is eligible to use Form F-3 under the Securities Act and it meets the transaction requirements with respect to the aggregate market value of securities being sold pursuant to this offering and during the twelve (12) calendar months prior to this offering, as set forth in General Instruction I.B.5 of Form F-3, if applicable. The Company has prepared and filed with the Commission a registration statement under the Securities Act on Form F-3 (File No. 333-250146) on November 17, 2020, providing for the offer and sale, from time to time, of up to $25,000,000 of the Company’s securities (the “Registration Statement”). The Registration Statement became effective under the Securities Act on November 25, 2020. Any registration statement filed by the Company pursuant to Rule 462(b) under the Securities Act is called the “Rule 462(b) Registration Statement,” and from and after the date and time of filing of the Rule 462(b) Registration Statement, the term “Registration Statement” shall include the Rule 462(b) Registration Statement. No stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission and any request on the part of the Commission for additional information has been complied with. The 462(b) Registration Statement will have been filed with the Commission and no stop order suspending the effectiveness of the Rule 462(b) Registration Statement has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending, or to the knowledge of the Company, are contemplated by the Commission and any request on the part of the Commission for additional information has been complied with.

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Any “issuer free writing prospectus” (as defined in Rule 433 under the Securities Act) relating to the Shares is hereafter referred to as an “Issuer Free Writing Prospectus”. Any reference herein to the Prospectus and the Prospectus Supplement shall be deemed to refer to and include the documents incorporated by reference therein as of the date of filing thereof; and any reference herein to any “amendment” or “supplement” with respect to any of the Prospectus and the Prospectus Supplement shall be deemed to refer to and include (i) the filing of any document with the Commission incorporated or deemed to be incorporated therein by reference after the date of filing of such Prospectus or Prospectus Supplement and (ii) any such document so filed.

All references in this Agreement to the Registration Statement, Rule 462(b) Registration Statement, the Prospectus, or the Prospectus Supplement, or any Issuer Free Writing Prospectus, or any amendments or supplements to any of the foregoing, shall be deemed to include any copy thereof filed with the Commission on EDGAR.

The Company has filed the registration statement with FINRA or meets the definition of an “experienced issuer” as defined in FINRA Rule 5110(j).

(g)  Securities Act Compliance. The Registration Statement and Rule 462(b) Registration Statement complies, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will comply, with the applicable provisions of the Securities Act. Each part of the Registration Statement and Rule 462(b) Registration Statement, when such part became effective, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus and any amendments or supplements thereto, at the time the Prospectus or any such amendment or supplement was issued and at the Closing Date, conformed and will conform in all material respects to the requirements of the Securities Act. The Prospectus, as of its filing date, and any amendment thereof or supplement thereto, did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(h)     No Stop Orders. No order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission.

(i)      Capitalization. The capitalization of the Company is as set forth on Schedule 3.1(i). All of the issued and outstanding shares of Common Stock are duly authorized, validly issued, fully paid and non-assessable and have been duly and validly authorized and issued, in compliance with all federal and state securities laws and not in violation of or subject to any preemptive or similar right that entitles any person to acquire from the Company any Common Stock or other security of the Company or any security convertible into, or exercisable or exchangeable for, Common Stock or any other such security, except for such rights as may have been fully satisfied or waived prior to the date hereof. Except as a result of the purchase and sale of the Securities and as set forth on Schedule 3.1(i), the Company has no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any Common Stock, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional Common Stock or Common Stock Equivalents. No Person has any right of first refusal, pre-emptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. The issuance and sale of the Securities will not obligate the Company to issue Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. There are no outstanding securities or instruments of the Company with any provision that adjusts the exercise, conversion, exchange or reset price of such security or instrument upon an issuance of securities by the Company. There are no outstanding securities or instruments of the Company that contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company is or may become bound to redeem a security of the Company. Except for the Required Approvals, no further approval or authorization of any shareholder of the Company, the Board of Directors or others is required for the issuance and sale of the Securities. There are no shareholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s shareholders.

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(j)      Reports. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and Exchange Act, including pursuant to Section 13(a) or 15(d) thereof (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, together with the Prospectus and the Prospectus Supplements, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company is not, and has not been for a period of at least one year prior to the date thereof, an issuer identified in Rule 144(i)(1) of the 1933 Act. The Company filed current "Form 10 information" (as defined in Rule 144 (i)(3)) with the SEC reflecting its status as an entity that was no longer an issuer described in Rule 144(i)(1)(i) more than one (1) year from the date hereof.

(k)     Financial Statements. The consolidated financial statements, including the notes thereto, included or incorporated by reference in the Registration Statement and the Prospectus comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with IFRS applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by IFRS, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(l)      Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest consolidated financial statements included in or incorporated by reference into the Registration Statement and the Prospectus, except as set forth on Schedule 3.1(l), (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) neither the Company nor any Subsidiary has incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to IFRS or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans or as a condition of entering into an employment agreement. The Company does not have pending before the Commission any request for confidential treatment of information. Except for the issuance of the Securities contemplated by this Agreement or as set forth on Schedule 3.1(l), no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its Subsidiaries or their respective businesses, prospects, properties, operations, assets or financial condition that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least one (1) Trading Day prior to the date that this representation is made.

(m)     Litigation. Except as set forth on Schedule 3.1(m), there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”). None of the Actions set forth on Schedule 3.1(m) (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities, or (ii) is expected to result in a Material Adverse Effect. The Company has disclosed, in the documents filed by the Company pursuant to Sections 12, 13, 14 or 15 of the Exchange Act and incorporated or deemed to be incorporated by reference into the Prospectus, all such information that it is required to disclose in respect of any Action pursuant to the requirements of the Securities Act and the Exchange Act, as applicable. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. Except as set forth on Schedule 3.1(m), to the knowledge of the Company there has not been, and there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

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(n)     Labor Relations. No labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company, which could reasonably be expected to result in a Material Adverse Effect. None of the Company’s or its Subsidiaries’ employees is a member of a union that relates to such employee’s relationship with the Company or such Subsidiary, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their employees are good. To the knowledge of the Company, no executive officer of the Company or any Subsidiary, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect

(o)     Compliance. Neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or other governmental authority or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case of (i), (ii) and (iii) as could not have or reasonably be expected to result in a Material Adverse Effect.

(p)     Environmental Law. There has been no storage, generation, transportation, handling, use, treatment, disposal, discharge, emission, contamination, release or other activity involving any kind of hazardous, toxic or other wastes, pollutants, contaminants, petroleum products or other hazardous or toxic substances, chemicals or materials (“Hazardous Substances”) by, due to, on behalf of, or caused by the Company or any Subsidiary (or, to the Company’s knowledge, any other entity for whose acts or omissions the Company is or may be liable) upon any property now or previously owned, operated, used or leased by the Company or any Subsidiary, or upon any other property, which would be a violation of or give rise to any liability under any applicable law, rule, regulation, order, judgment, decree or permit, common law provision or other legally binding standard relating to pollution or protection of human health and the environment (“Environmental Law”), except for violations and liabilities which, individually or in the aggregate, would not have a Material Adverse Effect. There has been no disposal, discharge, emission contamination or other release of any kind at, onto or from any such property or into the environment surrounding any such property of any Hazardous Substances with respect to which the Company or any Subsidiary has knowledge, except as would not, individually or in the aggregate, have a Material Adverse Effect. There is no pending or, to the best of the Company’s knowledge, threatened administrative, regulatory or judicial action, claim or notice of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any Subsidiary, except as would not, individually or in the aggregate, have a Material Adverse Effect. No property of the Company or any Subsidiary is subject to any Lien under any Environmental Law. Except as disclosed in the Prospectus, neither the Company nor any Subsidiary is subject to any order, decree, agreement or other individualized legal requirement related to any Environmental Law, which, in any case (individually or in the aggregate), would have a Material Adverse Effect. The Company and each Subsidiary are in compliance with all applicable federal, state, local and Environmental Laws and has all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements. In the ordinary course of its business, the Company periodically reviews the effect of Environmental Laws on the business, operations and properties of the Company and the Subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure or remediation of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, individually or in the aggregate, have a Material Adverse Effect.

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(q)     Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for (i) Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and (ii) Liens for the payment of federal, state or other taxes, for which appropriate reserves have been made therefor in accordance with IFRS and, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance in all material respects.

(r)      Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(s)      Intellectual Property. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights necessary or required for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). None of, and neither the Company nor any Subsidiary has received a notice (written or otherwise) that any of, the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within two (2) years from the date of this Agreement except as would not reasonably be expected to have a Material Adverse Effect. Neither the Company nor any Subsidiary has received, since the date of the latest audited financial statements included within the SEC Reports, a written notice of a claim or otherwise has any knowledge that the Intellectual Property Rights violate or infringe upon the rights of any Person and neither is aware of any facts which would form a reasonable basis for any such claim, except as could not have or reasonably be expected to not have a Material Adverse Effect. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. None of the Intellectual Property Rights used by the Company or any of its Subsidiaries in their respective businesses has been obtained or is being used by the Company or such Subsidiary in violation of any contractual obligation binding on the Company or any of its subsidiaries in violation of the rights of any person. The Company and its subsidiaries have taken all reasonable steps in accordance with normal industry practice to protect and maintain the Intellectual Property Rights including, without limitation, the execution of appropriate nondisclosure and invention assignment agreements. The consummation of the transactions contemplated by this Agreement will not result in the loss or impairment of, or payment of, and additional amounts with respect to, nor require the consent of, any other person regarding the Company’s or any of its subsidiaries’ right to own or use any of the Intellectual Property Rights as owned or used in the conduct of such party’s business as currently conducted. To the knowledge of the Company and its Subsidiaries, no employee of any of the Company or its subsidiaries is the subject of any pending claim or proceeding involving a violation of any term of any employment contract, invention disclosure agreement, patent disclosure agreement, noncompetition agreement, non-solicitation agreement, nondisclosure agreement or restrictive covenant to or with a former employer, where the basis of such violation relates to such employee’s employment with the Company or its subsidiaries or actions undertaken by the employee while employed with the Company or its Subsidiaries.

(t)      Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

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(u)     Transactions With Affiliates and Employees. Except as set forth on Schedule 3.1(u), none of the officers or directors of the Company or any Subsidiary and, to the knowledge of the Company, none of the employees of the Company or any Subsidiary is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, providing for the borrowing of money from or lending of money to or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, stockholder, member or partner, in each case in excess of $120,000 other than for (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any stock option plan of the Company.

(v)     Sarbanes-Oxley; Internal Accounting Controls. The Company and the Subsidiaries and their respective officers and directors are in compliance with the applicable provisions of the Sarbanes-Oxley Act of 2002, as amended. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with IFRS and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company and the Subsidiaries have established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and the Subsidiaries and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the disclosure controls and procedures of the Company and the Subsidiaries as of applicable dates specified under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed annual report on Form 20-F the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Except as set forth in the Prospectus, since the Evaluation Date, there have been no changes in the internal control over financial reporting (as such term is defined in the Exchange Act) of the Company and the Subsidiaries that have materially affected, or is reasonably likely to materially affect, the internal control over financial reporting of the Company and the Subsidiaries.

(w)    Certain Fees. Except for fees payable to A.G.P as will be as set forth in the Prospectus, no brokerage or finder’s fees or commissions are or will be payable by the Company, any Subsidiary or any Related Entity to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

(x)     Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

(y)     Registration Rights. No Person has any right to cause the Company or any Subsidiary to effect the registration under the Securities Act of any securities of the Company or any Subsidiary.

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(z)     Listing and Maintenance Requirements. The Company is subject to the reporting requirements of Section 13 of the Exchange Act and files periodic reports with the SEC; the Shares are registered with the SEC under Section 12(b) of the Exchange Act and the Company is not in breach of any filing or other requirements under the Exchange Act. The Company has taken no action designed to or which is likely to have the effect of terminating the registration of its Common Stock under the Exchange Act nor has it received any notice from that the Commission is contemplating terminating such registration. Except as disclosed in the SEC Reports, the Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock are or have been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements. The Common Stock is currently eligible for electronic transfer through the Depository Trust Company or another established clearing corporation and the Company is current in payment of the fees to the Depository Trust Company (or such other established clearing corporation) in connection with such electronic transfer.

(aa)    Application of Takeover Protections. The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s articles of incorporation (or similar charter documents) or the laws of its jurisdiction of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company’s issuance of the Securities and the Purchasers’ ownership of the Securities.

(bb)   Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that it believes constitutes or might constitute material, non-public information which is not otherwise disclosed in the Prospectus Supplement. The Company understands and confirms that the Purchasers will rely on the foregoing representation in effecting transactions in securities of the Company. All of the disclosure furnished by or on behalf of the Company to the Purchasers regarding the Company and its Subsidiaries, their respective businesses and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The press releases disseminated by the Company during the twelve months preceding the date of this Agreement taken as a whole do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made and when made, not misleading. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof.

(cc)    No Integrated Offering. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of (i) the Securities Act which would require the registration of the offer, issuance or sale of the Warrants or Warrant Shares under the Securities Act, or (ii) any applicable shareholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

(dd)    Solvency. Based on the consolidated financial condition of the Company as of the Closing Date, after giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder, (i) the fair saleable value of the Company’s assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature, (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, consolidated and projected capital requirements and capital availability thereof, and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date. Schedule 3.1(dd) sets forth as of the date hereof all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments. For the purposes of this Agreement, “Indebtedness” means (x) any liabilities for borrowed money or amounts owed by the Company in excess of $50,000 (other than trade accounts payable incurred in the ordinary course of business), (y) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others to third parties, whether or not the same are or should be reflected in the Company’s consolidated balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (z) the present value of any lease payments in excess of $50,000 due under leases required to be capitalized in accordance with IFRS. Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

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(ee)    Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and its Subsidiaries each (i) has made or filed all United States federal, state and local income and all foreign tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company or of any Subsidiary know of no basis for any such claim.

(ff)    Foreign Corrupt Practices; Criminal Acts. Neither the Company nor any Subsidiary, nor to the knowledge of the Company or any Subsidiary, any agent or other person acting on behalf of the Company or any Subsidiary, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or any Subsidiary (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of FCPA. Neither the Company nor any Subsidiary, nor to the knowledge of the Company or any Subsidiary, any agent or other person acting on behalf of the Company or any Subsidiary, has violated or is in violation of any provision of the Corruption of Foreign Officials Act (Canada).

(gg)    Accountants. The Company’s independent registered public accounting firm is as set forth in the Prospectus. To the knowledge and belief of the Company, such accounting firm (i) is a registered public accounting firm as required by the Exchange Act and (ii) shall express its opinion with respect to the financial statements to be included in the Company’s Annual Report on Form 20-F for the fiscal year ended August 31, 2021.

(hh)   Acknowledgment Regarding Purchasers’ Purchase of Securities. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers’ purchase of the Securities. The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(ii)     Acknowledgment Regarding Purchaser’s Trading Activity. Anything in this Agreement or elsewhere herein to the contrary notwithstanding (except for Sections 3.2(e) and 4.14 hereof), it is understood and acknowledged by the Company that: (i) none of the Purchasers has been asked by the Company to agree, nor has any Purchaser agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Securities for any specified term; (ii) past or future open market or other transactions by any Purchaser, specifically including, without limitation, Short Sales or “derivative” transactions, before or after the closing of this or future private placement transactions, may negatively impact the market price of the Company’s publicly-traded securities; (iii) any Purchaser, and counter-parties in “derivative” transactions to which any such Purchaser is a party, directly or indirectly, presently may have a “short” position in the Common Stock, and (iv) each Purchaser shall not be deemed to have any affiliation with or control over any arm’s length counter-party in any “derivative” transaction. The Company further understands and acknowledges that (y) one or more Purchasers may engage in hedging activities (in material compliance with applicable laws) at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the value of the Warrant Shares deliverable with respect to Securities are being determined, and (z) such hedging activities (if any) could reduce the value of the existing shareholders’ equity interests in the Company at and after the time that the hedging activities are being conducted. The Company acknowledges that such aforementioned hedging activities do not constitute a breach of any of the Transaction Documents.

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(jj)     Regulation M Compliance. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses (ii) and (iii), compensation paid to A.G.P.

(kk)    Office of Foreign Assets Control. Neither the Company nor any Subsidiary nor, to the Company's knowledge, any director, officer, agent, employee or affiliate of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”) and the Company will not, directly or indirectly, use the proceeds of the Offering hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(ll)      Stock Option Plans. Each stock option granted by the Company under the Company’s stock option plan or omnibus long term incentive plan was granted (i) in accordance with the terms of such plan and (ii) with an exercise price at least equal to the fair market value of the Common Stock on the date such stock option would be considered granted under IFRS and applicable law. No stock option granted under the Company’s stock option plan or omnibus long-term incentive plan has been backdated. The Company has not knowingly granted, and there is no Company policy or practice to knowingly grant, stock options prior to, or otherwise knowingly coordinate the grant of stock options with, the release or other public announcement of material information regarding the Company or the Subsidiaries or their financial results or prospects.

(mm)   Office of Foreign Assets Control. Neither the Company nor any Subsidiary nor, to the Company's knowledge, any director, officer, agent, employee or affiliate of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the OFAC.

(nn)     U.S. Real Property Holding Corporation. The Company is not and has never been a United States real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended, and the Company shall so certify upon Purchaser’s request.

(oo)    Bank Holding Company Act. Neither the Company nor any of its Subsidiaries or Affiliates is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Company nor any of its Subsidiaries or Affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Subsidiaries or Affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

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(pp)    Money Laundering. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Company or any Subsidiary, threatened.

(qq)    Information Technology. The Company’s, the Subsidiaries’ and, to the knowledge of the Company, the Related Parties’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) operate and perform in all material respects as required in connection with the operation of the business of the Company, the Subsidiaries and the Related Entities as currently conducted. The Company, the Subsidiaries and, to the knowledge of the Company, the Related Parties maintain commercially reasonable controls, policies, procedures, and safeguards to maintain and protect their material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and all personal, personally identifiable, sensitive, confidential or regulated data (“Personal Data”) processed and stored thereon, and to the knowledge of the Company, there have been no breaches, incidents, violations, outages, compromises or unauthorized uses of or accesses to same, except for those that have been remedied without material cost or liability or the duty to notify any other person, nor any incidents under internal review or investigations relating to the same. The Company, the Subsidiaries and, to the knowledge of the Company, the Related Parties are presently in compliance in all material respects with all applicable laws or statutes and all applicable judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Personal Data and to the protection of such IT Systems and Personal Data from unauthorized use, access, misappropriation or modification, except for any such noncompliance that would not have a Material Adverse Effect.

(rr)     Other Covered Persons. Other than A.G.P., the Company is not aware of any person that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of any Securities.

(ss)     Regulatory. Except as described in the Registration Statement and the Prospectus, as applicable, the Company and its Subsidiaries (i) have not received any notice from any court or arbitrator or governmental or regulatory authority or third party alleging or asserting noncompliance with any laws or any licenses, exemptions, certificates, approvals, clearances, authorizations, permits, registrations and supplements or amendments thereto required to conduct the Company’s business as presently conducted (“Authorizations”); (ii) possess all material Authorizations and such Authorizations are valid and in full force and effect and are not in violation of any term of any such Authorizations; (iii) have not received any written notice that any court or arbitrator or governmental or regulatory authority has taken, is taking or intends to take, action to limit, suspend, materially modify or revoke any Authorizations nor is any such limitation, suspension, modification or revocation threatened; (iv) have filed, obtained, maintained or submitted all material reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Authorizations and that all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were complete and accurate on the date filed (or were corrected or supplemented by a subsequent submission); and (v) are not a party to any corporate integrity agreements, monitoring agreements, consent decrees, settlement orders, or similar agreements with or imposed by any governmental or regulatory authority, except in the case of each of clauses (i) through (v), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(tt)     Material Agreements. The agreements and documents described in the Registration Statement or Prospectus conform in all material respects to the descriptions thereof contained or incorporated by reference therein conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable at the time filed, and were filed on a timely basis with the Commission and none of such documents contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; any further documents so filed and there are no agreements or other documents required by the Securities Act and the rules and regulations thereunder to be described in the Prospectus or to be filed with the Commission as exhibits to the Registration Statement or to be incorporated by reference in the Registration Statement or Prospectus, that have not been so described or filed or incorporated by reference.

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(uu) Private Placement. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Warrants or the Warrant Shares by the Company to the Purchasers as contemplated hereby.

(vv)     No General Solicitation. Neither the Company nor any Person acting on behalf of the Company has offered or sold any of the Warrant or Warrant Shares by any form of general solicitation or general advertising. The Company has offered the Warrants and Warrant Shares for sale only to the Purchasers and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

(ww)     No Disqualification Events. With respect to the Warrant and Warrant Shares to be offered and sold hereunder in reliance on Rule 506 under the Securities Act, none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering hereunder, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Purchasers a copy of any disclosures provided thereunder.

(xx)     Notice of Disqualification Events. The Company will notify the Purchasers in writing, prior to the Closing Date of (i) any Disqualification Event relating to any Issuer Covered Person and (ii) any event that would, with the passage of time, reasonably be expected to become a Disqualification Event relating to any Issuer Covered Person, in each case of which it is aware.

(yy) Mining Rights. Except as described in the Registration Statement and Prospectus,

(i)   The Buckreef Project in Tanzania, as described in the Registration Statement and the Prospectus (“Material Property”), is the only resource property that is currently material to the Company in which the Company or the Subsidiaries have an interest.

(ii)  The Company, directly or through its Subsidiaries, holds an interest in fee or freehold title, mining leases, mining concessions, mining claims, exploration permits, prospecting permits, participant interests, conventional property agreements, or proprietary interests or rights, or other similar contractual rights recognized in the jurisdiction in which the Material Property are located, in respect of the ore bodies and minerals located on the Material Property in which the Company (through the applicable subsidiary) has an interest under valid, subsisting and enforceable title documents or other recognized and enforceable agreements, instruments, contracts, arrangements or understandings, sufficient to permit the Company (through the applicable subsidiary) to explore for the minerals relating thereto, and all such material documents, agreements, instruments, contracts, arrangements or understandings in connection with the Material Property (“Material Property Agreements”) are valid and subsisting and enforceable in accordance with their terms, except in each case where the failure to be so would not be reasonably expected to have a Material Adverse Effect.

(iii)   All concessions, leases, property agreements and contracts, claims and permits relating to the Material Property in which the Company (through the applicable subsidiary) has an interest or right have been validly granted, located, approved, executed and/or recorded or filed in accordance with all applicable laws and are valid, subsisting and enforceable in all respects, except in each case where the failure to be so would not be reasonably expected to have a Material Adverse Effect.

(iv)    Except as disclosed in the Registration Statement or the Prospectus, the Company (through the applicable Subsidiary) has, or reasonably anticipates receiving in due course, all necessary surface rights, access rights and other necessary rights and interests relating to the Material Property in which the Company (through the applicable subsidiary) has an interest granting the Company (through the applicable Subsidiary) the right and ability to explore for minerals, ore and metals as are appropriate in view of the rights and interest therein of the Company or the applicable Subsidiary, with only such exceptions as do not materially interfere with the current use made by the Company or the applicable Subsidiary of the rights or interest so held, and each of the proprietary interests or rights and each of the Material Property Agreements is currently in good standing in all respects in the name of the Company or the applicable Subsidiary, except where such failure to be so would not reasonably be expected to have a Material Adverse Effect.

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(v)     All assessments or other work required to have been performed to date in relation to the material mining claims and mining rights of the Company and the applicable Subsidiary in order to maintain their respective interests therein, if any, have been performed to date and, except as disclosed in the Registration Statement or the Prospectus, the Company and the applicable Subsidiary have complied in all respects with all applicable laws in this regard as well as with legal and contractual obligations to third parties in this regard except in respect of mining claims and mining rights that the Company and the applicable Subsidiary intend to abandon or relinquish and except for any non-compliance which would not either individually or in the aggregate reasonably be expected to have a Material Adverse Effect.

(zz)    Mining Practice. Except as disclosed in the Registration Statement and the Prospectus, all mining operations by the Company and its Subsidiaries on the Material Properties have for the past five (5) years been conducted with the exercise of reasonable diligence, skill, care and prudence for mining operations in similar locations under similar circumstances.

(aaa)         Technical Reports. Schedule 3.1(aaa) sets out each applicable technical report relating to the Material Property (the “Reports”) as of the date of this Agreement. Each Report was at the time of filing compliant, in all material respects, with the requirements of the provisions of NI 43-101 — Standards of Disclosure for Mineral Projects (“NI 43-101”). All scientific and technical information disclosed in the Registration Statement and Prospectus: (i) is based upon information prepared by or under the supervision of, or approved by, a “qualified person” (as such term is defined in NI 43-101) and (ii) was true, complete and accurate in all material respects at the time of filing. The Company made available to the respective authors thereof prior to the issuance of all of the Reports, for the purpose of preparing the Reports, as applicable, all information requested, and no such information contained any misrepresentation as at the time the relevant information was made available. The Reports, as of their respective dates, accurately and completely set forth all material facts relating to the Material Property, and as of the date hereof and the date of the Prospectus, there is no new material scientific or technical information concerning any of the Material Property not included in the Reports. With respect to information set forth in the Registration Statement and the Prospectus: (i) information relating to the Company’s estimates of mineral reserves and resources as at the date they were prepared has been reviewed and verified by the Company or independent consultants to the Company as being consistent with the Company’s mineral reserve and mineral resource estimates as at the date they were prepared; (ii) the mineral reserve and mineral resource estimated have been prepared in accordance with National Instrument 43-101 — Standards of Disclosure for Mineral Projects, as applicable, by or under the supervision of a “qualified person” as defined therein; and (iii) the methods used in estimating the Company’s mineral reserves and mineral resources are in accordance with accepted mineral reserve and mineral resource estimation practices.

(bbb)        Foreign Private Issuer. The Company is a “foreign private issuer” within the meaning of Rule 405 under the Securities Act (“Foreign Private Issuer”).

(ccc)        Dividend Restrictions. Except as described in the Registration Statement and the Prospectus, no Subsidiary of the Company is prohibited or restricted, directly or indirectly, from paying dividends to the Company, or from making any other distribution with respect to such Subsidiary’s equity securities or from repaying to the Company or any other Subsidiary of the Company any amounts that may from time to time become due under any loans or advances to such Subsidiary from the Company or from transferring any property or assets to the Company or to any other Subsidiary.

(ddd)        PFIC Status. As of August 31, 2020, the Company has not determined whether it may be deemed a “passive foreign investment company,” as such term is defined in the Code. Neither the Company nor any Subsidiary of the Company has any knowledge that it is, or, after giving effect to the offering, issuance and sale of the Placement Shares hereunder and the application of the proceeds thereof, that it will be, a “controlled foreign corporation” as defined by the Code.

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3.2       Representations and Warranties of the Purchasers. Each Purchaser, for itself and for no other Purchaser, hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows (unless as of a specific date therein, in which case they shall be accurate as of such date):

(a)     Organization; Authority. Such Purchaser is either an individual or an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents and performance by such Purchaser of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof or thereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally; (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies; and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)     Understandings or Arrangements. Such Purchaser is acquiring the Securities as principal for its own account and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities (this representation and warranty not limiting such Purchaser’s right to sell the Shares pursuant to the Registration Statement, the Registrable Securities pursuant to the Resale Registration Statement, or otherwise in compliance with applicable federal and state securities laws). Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business. Such Purchaser understands that the Warrants and the Warrant Shares are “restricted securities” the resale of which has not been registered under the Securities Act or any applicable state securities law and is acquiring such Securities as principal for his, her or its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting such Purchaser’s right to sell such Securities pursuant to a registration statement or otherwise in compliance with applicable federal and state securities laws).

(c)     Purchaser Status. At the time such Purchaser was offered the Securities, it was, and as of the date hereof it is, and on each date on which it exercises any Warrants, it will be either: (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act.

(d)     Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(e)     Access to Information. Such Purchaser acknowledges that it has had the opportunity to review the Transaction Documents (including all exhibits and schedules thereto) and the reports filed with the Commission and has been afforded: (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Such Purchaser acknowledges and agrees that neither A.G.P. nor any Affiliate of A.G.P. has provided such Purchaser with any information or advice with respect to the Securities nor is such information or advice necessary or desired. Neither A.G.P. nor any Affiliate has made or makes any representation as to the Company or the quality of the Securities and A.G.P. and any Affiliate may have acquired non-public information with respect to the Company which such Purchaser agrees need not be provided to it. In connection with the issuance of the Securities to such Purchaser, neither A.G.P. nor any of their Affiliates has acted as a financial advisor or fiduciary to such Purchaser.

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(f)      Certain Transactions and Confidentiality. Other than consummating the transactions contemplated hereunder, such Purchaser has not, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser, directly or indirectly executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing as of the time that such Purchaser first received a term sheet (written or oral) from the Company or any other Person representing the Company setting forth the material terms of the transactions contemplated hereunder and ending immediately prior to the execution hereof. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement. Other than to other Persons party to this Agreement or to such Purchaser’s representatives, including, without limitation, its officers, directors, partners, legal and other advisors, employees, agents and Affiliates, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for the avoidance of doubt, nothing contained herein shall constitute a representation or warranty against, or a prohibition of, any actions with respect to the borrowing of, arrangement to borrow, identification of the availability of, and/or securing of, securities of the Company in order for such Purchaser (or its broker or other financial representative) to effect Short Sales or similar transactions in the future.

(g)      General Solicitation. Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or, to the knowledge of such Purchaser, any other general solicitation or general advertisement.

(h) Purchasers acknowledge that none of the Securities will be qualified for distribution in any jurisdiction of Canada, and may not be traded through the facilities of the Toronto Stock Exchange or any other Canadian stock exchange, or otherwise in a jurisdiction of Canada. Each Purchaser represents and warrants to the Company that such Purchaser (i) is acquiring the Securities not for sale or with a view to distribution in Canada, and (ii) has no present intention of selling the Securities through the facilities of the Toronto Stock Exchange or any other Canadian stock exchange, or otherwise in a jurisdiction of Canada, and does not presently have any reason to expect a change in such intention.

The Company acknowledges and agrees that the representations contained in this Section 3.2 shall not modify, amend or affect such Purchaser’s right to rely on the Company’s representations and warranties contained in this Agreement or any representations and warranties contained in any other Transaction Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transactions contemplated hereby. Notwithstanding the foregoing, for the avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to locating or borrowing shares in order to effect Short Sales or similar transactions in the future.

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ARTICLE IV.

OTHER AGREEMENTS OF THE PARTIES

4.1       Removal of Legends.

(a)     The Warrants and Warrant Shares may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Warrants or Warrant Shares other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Purchaser or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, and at its costs, and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transfer of the Warrant or Warrant Shares under the Securities Act.

(b)      The Purchasers agree to the imprinting, so long as is required by this Section 4.1, of a legend on any of the Warrants or Warrant Shares in the following form:

NEITHER THIS SECURITY [NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE] HAS BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

(c)     The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Warrants or Warrant Shares to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Warrants or Warrant Shares to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Warrants and Warrant Shares may reasonably request in connection with a pledge or transfer of the Warrants or Warrant Shares.

(d)     Certificates evidencing the Warrant Shares shall not contain any legend (including the legend set forth in Section 4.1(b) hereof): (i) while a registration statement covering the resale of such security is effective under the Securities Act, or (ii) if such legend is not required or customarily included under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company shall cause its counsel to issue a legal opinion to the Transfer Agent or the Purchaser promptly if required by the Transfer Agent to effect the removal of the legend hereunder, or if requested by a Purchaser, respectively, in each case, unless such removal is prohibited by the Securities Act and the rules and regulations thereunder. If all or any portion of a Warrant is exercised at a time when there is an effective registration statement to cover the resale of the Warrant Shares, or if such legend is not otherwise required or customarily included under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission) then such Warrant Shares shall be issued free of all legends. The Company agrees that following such time as such legend is no longer required under this Section 4.1(d), the Company will, no later than the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined below) following the delivery by a Purchaser to the Company or the Transfer Agent of a certificate representing Warrant Shares, as applicable, issued with a restrictive legend (such date, the “Legend Removal Date”), deliver or cause to be delivered to such Purchaser a certificate representing such shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 4. Warrant Shares subject to legend removal hereunder shall be transmitted by the Transfer Agent to the Purchaser by crediting the account of the Purchaser’s prime broker with the Depository Trust Company System as directed by such Purchaser. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of a certificate representing Warrant Shares issued with a restrictive legend.

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(e)     In addition to such Purchaser’s other available remedies, the Company shall pay to a Purchaser, in cash, (i) as partial liquidated damages and not as a penalty, for each $1,000 of Warrant Shares (based on the VWAP of the Common Stock on the date such Securities are submitted to the Transfer Agent) delivered for removal of the restrictive legend and subject to Section 4.1(d), $5 per Trading Day (increasing to $10 per Trading Day five (5) Trading Days after such damages have begun to accrue) for each Trading Day after the Legend Removal Date until such certificate is delivered without a legend and (ii) if the Company fails to (a) issue and deliver (or cause to be delivered) to a Purchaser by the Legend Removal Date a certificate representing the Securities so delivered to the Company by such Purchaser that is free from all restrictive and other legends and (b) if after the Legend Removal Date such Purchaser purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Purchaser of all or any portion of the number of shares of Common Stock, or a sale of a number of shares of Common Stock equal to all or any portion of the number of shares of Common Stock, that such Purchaser anticipated receiving from the Company without any restrictive legend, then an amount equal to the excess of such Purchaser’s total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the shares of Common Stock so purchased (including brokerage commissions and other out-of-pocket expenses, if any) (the “Buy-In Price”) over the product of (A) such number of Warrant Shares that the Company was required to deliver to such Purchaser by the Legend Removal Date multiplied by (B) the VWAP of the Common Stock on the Trading Day that the Purchaser purchased such shares of Common Stock to satisfy its delivery obligations..

(f) The Shares shall be issued free of legends.

4.2       Furnishing of Information. Until the earlier of the time that (i) no Purchaser owns Securities and (ii) the Warrants have expired, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act.

4.3       Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Shares in a manner that would require the registration under the Securities Act of the sale of the Warrants or Warrant Shares or that would be integrated with the offer of the Shares for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

4.4       Securities Laws Disclosure; Publicity. The Company shall (a) by the Disclosure Time issue a press release disclosing the material terms of the transactions contemplated hereby, (b) file a Report of Foreign Private Issuer on Form 6-K, including the Transaction Documents as exhibits thereto, with the Commission within the time required by the Exchange Act, and (c) file such other report as may be required by any Canadian regulatory authority in accordance with applicable Canadian securities laws. From and after the issuance of such press release, the Company represents to the Purchasers that it shall have publicly disclosed all material, non-public information delivered to any of the Purchasers by the Company or any of the Subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. In addition, effective upon the issuance of such press release, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of the Subsidiaries or any of their respective officers, directors, agents, employees or Affiliates on the one hand, and any of the Purchasers or any of their Affiliates on the other hand, shall terminate. The Company and each Purchaser shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor any Purchaser shall issue any such press release nor otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Purchaser, or without the prior consent of each Purchaser, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market except (a) as required by federal securities law in connection with the filing of final Transaction Documents with the Commission; (b) the Resale Registration Statement; and (c) to the extent such disclosure is required by law or Trading Market regulations.

4.5       Shareholder Rights Plan. No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that any Purchaser is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and the Purchasers.

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4.6       Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, which shall be disclosed pursuant to Section 4.4, the Company covenants and agrees that neither it, nor any other Person acting on its behalf will provide any Purchaser or any Purchaser’s agents or counsel with any information that constitutes, or the Company reasonably believes constitutes, material non-public information, unless prior thereto such Purchaser shall have consented to the receipt of such information and agreed with the Company to keep such information confidential. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company. To the extent that the Company, any of its Subsidiaries, or any of their respective officers, director, agents, employees or Affiliates delivers any material, non-public information to a Purchaser without such Purchaser’s consent, the Company hereby covenants and agrees that such Purchaser shall not have any duty of confidentiality to the Company, any of the Subsidiaries, or any of their respective officers, directors, agents, employees or Affiliates, or a duty to the Company, any of the Subsidiaries or any of their respective officers, directors, agents, employees or Affiliates not to trade on the basis of, such material, non-public information, provided that the Purchaser shall remain subject to applicable law. To the extent that any notice provided pursuant to any Transaction Document constitutes, or contains, material, non-public information regarding the Company or any Subsidiaries, the Company shall simultaneously file such material non-public information on with the Commission pursuant to a Report of Foreign Private Issuer on Form 6-K. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

4.7       Use of Proceeds. The Company shall use the net proceeds from the sale of the Securities hereunder for working capital purposes and shall not use such proceeds: (a) for the satisfaction of any portion of the Company’s debt (other than payment of trade payables in the ordinary course of the Company’s business and prior practices), (b) for the redemption of any Common Stock or Common Stock Equivalents, (c) for the settlement of any outstanding litigation, or (d) in violation of FCPA or OFAC regulations.

4.8       Indemnification of Purchasers. Subject to the provisions of this Section 4.8, the Company will indemnify and hold each Purchaser and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur caused by or based upon (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents, (b) any action instituted against the Purchaser Parties in any capacity, or any of them or their respective Affiliates, by any shareholder of the Company who is not an Affiliate of such Purchaser Party, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is solely based upon a material breach of such Purchaser Party’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser Party may have with any such shareholder or any violations by such Purchaser Party of state or federal securities laws or any conduct by such Purchaser Party which is finally judicially determined to constitute fraud, gross negligence or willful misconduct) or (c) in connection with any registration statement of the Company providing for the resale by the Purchasers of the Warrant Shares issued and issuable upon exercise of the Warrants. The Company will indemnify each Purchaser Party, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses, as incurred, caused by or based upon (i) any untrue or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereto, any Issuer Free Writing Prospectus, the Prospectus or any amendment or supplement thereto, or any registration statement of the Company providing for the resale by the Purchasers of the Warrant Shares issued and issuable upon exercise of the Warrants, any prospectus or any form of prospectus or any amendment or supplement thereto or in any preliminary prospectus contained in such prospectus, or caused by or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding such Purchaser Party furnished in writing to the Company by such Purchaser Party expressly for use therein, or (ii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law, or any rule or regulation thereunder in connection therewith. If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (x) the employment thereof has been specifically authorized by the Company in writing, (y) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (z) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company will not be liable to any Purchaser Party under this Agreement (1) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (2) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement or in the other Transaction Documents. The indemnification required by this Section 4.8 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or are incurred. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Purchaser Party against the Company or others and any liabilities the Company may be subject to pursuant to law.

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4.9       Reservation of Common Stock. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue the Shares pursuant to this Agreement and Warrant Shares pursuant to any exercise of the Warrants.

4.10       Listing of Common Stock. The Company hereby agrees to use commercially reasonable best efforts to maintain the listing or quotation of the Common Stock on the NYSE American and Toronto Stock Exchange, and concurrently with the Closing, the Company shall apply to list or quote all of the Shares and Warrant Shares on the NYSE American and Toronto Stock Exchange and promptly secure the listing of all of the Shares and Warrant Shares on the NYSE American and Toronto Stock Exchange. The Company further agrees, if the Company applies to have the Common Stock traded on any other Trading Market, it will then include in such application all of the Shares and Warrant Shares, and will take such other action as is necessary to cause all of the Shares and Warrant Shares to be listed or quoted on such other Trading Market as promptly as possible. The Company will then take all action reasonably necessary to continue the listing and trading of its Common Stock on a Trading Market and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Trading Market. For so long as the Company maintains a listing or quotation of the Common Stock on a Trading Market, the Company agrees to maintain the eligibility of the Common Stock for electronic transfer through the Depository Trust Company or another established clearing corporation, including, without limitation, by timely payment of fees to the Depository Trust Company or such other established clearing corporation in connection with such electronic transfer.

4.11       Lock-Up.  The Company shall not amend, modify, waive or terminate any provision of any of the Lock-Up Agreements except to extend the term of the lock-up period and shall enforce the provisions of each Lock-Up Agreement in accordance with its terms. If any party to a Lock-Up Agreement breaches any provision of a Lock-Up Agreement, the Company shall promptly use its commercially reasonable efforts to seek specific performance of the terms of such Lock-Up Agreement.

4.12       Subsequent Equity Sales.

(a)     From the date hereof until 90 days after the Closing Date, neither the Company nor any Subsidiary shall (i) issue, enter into any agreement to issue or announce the issuance or proposed issuance of any Common Stock or Common Stock Equivalents or (ii) file any registration statement or any amendment or supplement thereto, other than the Prospectus Supplement and the Resale Registration Statement; provided however, that the Company may file a shelf registration statement 30 days after the Closing Date which will include the Registrable Securities and other securities of the Company subject to the restriction of Section 4.12(a)(i) for such other securities..

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(b) Notwithstanding the foregoing, this Section 4.12 shall not apply in respect of an Exempt Issuance; provided, however that such securities are issued as “restricted securities” (as defined in Rule 144 of the Securities Act) and carry no registration rights that require or permit the filing of any registration statement in connection therewith during the prohibition period in Section 4.12(a) herein.

4.13       Equal Treatment of Purchasers. No consideration (including any modification of any Transaction Document) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of the Transaction Documents unless the same consideration is also offered to all of the parties to such Transaction Documents. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended for the Company to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

4.14       Certain Transactions and Confidentiality. Each Purchaser, severally and not jointly with the other Purchasers, covenants that neither it nor any Affiliate acting on its behalf or pursuant to any understanding with it will execute any purchases or sales, including Short Sales of any of the Company’s securities during the period commencing with the execution of this Agreement and ending at such time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.4. Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company pursuant to the initial press release as described in Section 4.4, such Purchaser will maintain the confidentiality of the existence and terms of this transaction and the information included in this Agreement, including the schedules hereto. Notwithstanding the foregoing, and notwithstanding anything contained in this Agreement to the contrary, the Company expressly acknowledges and agrees that (i) no Purchaser makes any representation, warranty or covenant hereby that it will not engage in effecting transactions in any securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.4, (ii) no Purchaser shall be restricted or prohibited from effecting any transactions in any securities of the Company in accordance with applicable securities laws from and after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.4 and (iii) no Purchaser shall have any duty of confidentiality or duty not to trade in the securities of the Company to the Company or the Subsidiaries after the issuance of the initial press release as described in Section 4.4. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.

4.15       Capital Changes. Until the six-month anniversary of the Closing Date, the Company shall not undertake a reverse or forward stock split or reclassification of the Common Stock without the prior written consent of the Purchasers holding a majority in interest of the Shares.

4.16       Exercise Procedures. The form of Notice of Exercise included in the Warrants set forth the totality of the procedures required of the Purchasers in order to exercise the Warrants. No additional legal opinion, other information or instructions shall be required of the Purchasers to exercise their Warrants. Without limiting the preceding sentences, no ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise form be required in order to exercise the Warrants. The Company shall honor exercises of the Warrants and shall deliver Warrant Shares in accordance with the terms, conditions and time periods set forth in the Transaction Documents.

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4.17       Form D; Blue Sky Filings. The Company agrees to timely file a Form D with respect to the Warrant and Warrant Shares as required under Regulation D and to provide a copy thereof, promptly upon request of any Purchaser. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Warrant and Warrant Shares for, sale to the Purchasers at the Closing under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Purchaser.

4.18       Sales During Pre-Settlement Period. Notwithstanding anything herein to the contrary, if at any time on or after the time of execution of this Agreement by the Company and an applicable Purchaser, through, and including the time immediately prior to the Closing (the “Pre-Settlement Period”), such Purchaser sells (excluding “short sales” as defined in Rule 200 of Regulation SHO) to any Person all, or any portion, of any Shares to be issued hereunder to such Purchaser at the Closing (collectively, the “Pre-Settlement Shares”), such Purchaser shall, automatically hereunder (without any additional required actions by such Purchaser or the Company), be deemed to be unconditionally bound to purchase, and the Company shall be deemed unconditionally bound to sell, such Pre-Settlement Shares to such Purchaser at the Closing; provided, that the Company shall not be required to deliver any Pre-Settlement Shares to such Purchaser prior to the Company’s receipt of the purchase price of such Pre-Settlement Shares hereunder; and provided further that the Company hereby acknowledges and agrees that the foregoing shall not constitute a representation or covenant by such Purchaser as to whether or not during the Pre-Settlement Period such Purchaser shall sell any Shares to any Person and that any such decision to sell any Shares by such Purchaser shall be made, in the sole discretion of such Purchaser, at the time such Purchaser elects to effect any such sale, if any.

ARTICLE V.

REGISTRATION RIGHTS

5.1       Registration Procedures and Expenses.

(a) The Company shall prepare and file with the Commission, as promptly as reasonably practicable following Closing, a registration statement on Form F-3 (or any successor to Form F-3), covering the resale of the Registrable Securities (as defined below) (the “Resale F-3 Registration Statement”) and shall use its commercially reasonable efforts to cause such Resale F-3 Registration Statement to be declared effective under the Securities Act by the Commission as soon as reasonably practicable thereafter and in any event no later than 180 days after the Closing Date. For purposes of this Agreement, the term “Registrable Securities” shall mean (i) the Warrants, (ii) the Warrant Shares; and (iii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, any Warrants or Warrant Shares. In the event that Form F-3 (or any successor form) is or becomes unavailable to register the resale of the Registrable Securities at any time prior to the expiration of the Purchasers’ registration rights pursuant to this Article V, the Company shall prepare and file with the Commission, as promptly as reasonably practicable following the Closing, a registration statement on Form F-1 (or any successor to Form F-1), covering the resale of the Registrable Securities (the “Resale F-1 Registration Statement” and collectively with the Resale F-3 Registration Statement, the “Resale Registration Statement”) and shall use its commercially reasonable efforts to cause such Resale F-1 Registration Statement to be declared effective under the Securities Act by the Commission as soon as reasonably practicable thereafter and in any event no later than 180 days after the Closing Date.  If the Company is not initially eligible to use Form F-3, and the Company subsequently becomes eligible to use Form F-3 during the Effectiveness Period (as defined below), the Company shall file, as promptly as reasonably practicable, a new Resale F-3 Registration Statement covering the resale of the Registrable Securities and replace the Resale F-1 Registration Statement with the new Resale F-3 Registration Statement upon the effectiveness of the new Resale F-3 Registration Statement.

(b) The Company shall, during the Effectiveness Period, use its reasonable best efforts to:

(i)                        make any necessary blue sky filings;

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(ii)                        pay the expenses incurred by the Company and the Purchasers in complying with Article V, including, all registration and filing fees, FINRA fees, exchange listing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding attorneys’ fees of any Purchaser and any and all underwriting discounts and selling commissions applicable to the sale of Registrable Securities by the Purchasers); and

(iii)                        advise the Purchasers, promptly after it shall receive notice or obtain knowledge of the issuance of any stop order by the Commission delaying or suspending the effectiveness of the Registration Statement or of the initiation of any proceeding for that purpose; and it will promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued.

The Company understands that the Purchasers disclaim being an underwriter, but acknowledges that a determination by the Commission that a Purchaser is deemed an underwriter shall not relieve the Company of any obligations it has hereunder.  The Company will not name any Purchaser as an underwriter in a Resale Registration Statement or related prospectus.

(c) If the Resale Registration Statement is not effective at any time during the period commencing from the six-month anniversary of the Closing Date and ending at such time as there cease to be Registrable Shares (the “Effectiveness Period”), in addition to any other rights the Purchasers may have hereunder or under applicable law, the Purchasers shall be permitted to exercise the Warrants, in whole or in part, pursuant to the cashless exercise procedures described in Section 2(c) of the Warrants.

ARTICLE VI.

MISCELLANEOUS

6.1     Termination. This Agreement may be terminated by any Purchaser, as to such Purchaser’s obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers, by written notice to the other parties, if the Closing has not been consummated on or before February 13, 2021; provided, however, that no such termination will affect the right of any party to sue for any breach by any other party (or parties).

6.2     Fees and Expenses. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered by the Company and any exercise notice delivered by a Purchaser), stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Purchasers.

6.3     Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, and the Prospectus contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

6.4     Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the time of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email attachment at the email address as set forth on the signature pages attached hereto at or prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the time of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email attachment at the email address as set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second (2nd) Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto. To the extent that any notice provided pursuant to any Transaction Document constitutes, or contains, material, non-public information regarding the Company or any Subsidiaries, the Company shall simultaneously disclose such information in accordance with applicable law and file such notice with the Commission pursuant to a Report of Foreign Issuer on Form 6-K.

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6.5     Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and Purchasers which purchased a majority in interest of the Shares based on the initial Subscription Amounts hereunder (or, prior to the Closing, the Company and each Purchaser) or, in the case of a waiver, by the party (or with respect to the Purchasers, a majority thereof) against whom enforcement of any such waived provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

6.6     Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

6.7     Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser (other than by merger). Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the “Purchasers.”

6.8     No Third-Party Beneficiaries. A.G.P. shall be the third party beneficiaries of the representations and warranties of the Company in Section 3.1 and the representations and warranties of the Purchasers in Section 3.2. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.8 and this Section 6.8.

6.9     Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such action or proceeding is improper or is an inconvenient venue for such Proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If any party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then, in addition to the obligations of the Company under Section 4.8, the prevailing party in such action or proceeding shall be reimbursed by the non-prevailing party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

6.10   Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Securities for a period of five (5) years from the Closing.

6.11   Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

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6.12   Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

6.13   Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights; provided, however, that in the case of a rescission of an exercise of a Warrant, the applicable Purchaser shall be required to return any shares of Common Stock subject to any such rescinded exercise notice concurrently with the return to such Purchaser of the aggregate exercise price paid to the Company for such shares and the restoration of such Purchaser’s right to acquire such shares pursuant to such Purchaser’s Warrant (including, issuance of a replacement warrant certificate evidencing such restored right).

6.14   Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities.

6.15   Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

6.16   Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

6.17   Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in its review and negotiation of the Transaction Documents. For reasons of administrative convenience only, each Purchaser and its respective counsel have chosen to communicate with the Company through the legal counsel of A.G.P. The legal counsel of A.G.P. does not represent any of the Purchasers and only represents A.G.P. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by any of the Purchasers. It is expressly understood and agreed that each provision contained in this Agreement and in each other Transaction Document is between the Company and a Purchaser, solely, and not between the Company and the Purchasers collectively and not between and among the Purchasers.

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6.18 [Reserved].

6.19    Saturdays, Sundays, Holidays, etc.     If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

6.20   Currency. Unless otherwise stated, all dollar amounts and references to “$” in this Agreement refer to the lawful currency of the United States.

6.21   Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto. In addition, each and every reference to share prices and Common Stock in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

6.22   WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

(Signature Pages Follow)

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IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

TANZANIAN GOLD CORPORATION

Address for Notice:

By:__________________________________________ Name: Stephen Mullowney Title: Chief Executive Officer	Tanzanian Gold Corporation #202, 5626 Larch Street Vancouver, BC V6E 4E1 Attention: Donna Moroney Corporate Secretary E-mail: dmoroney@wiklow.com With a copy to: s.mullowney@tangoldcorp.com

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SIGNATURE PAGE FOR PURCHASER FOLLOWS]

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[PURCHASER SIGNATURE PAGES TO TRX SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:

Signature of Authorized Signatory of Purchaser:

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory:

Facsimile Number of Authorized Signatory:

Address for Notice to Purchaser:

DWAC for Shares:

Subscription Amount: $

Shares:

EIN Number:

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Exhibit A

Form of Lock-Up Agreement

See attached.

LOCK-UP AGREEMENT

February __, 2021

Tanzanian Gold Corporation

#202, 5226 Larch Street

Vancouver, British Columbia

Canada V6M 4E1

Re:	Securities Purchase Agreement, dated as of February ___, 2021 (the “Purchase Agreement”), between Tanzanian Gold Corporation (the “Company”) and the purchasers signatory thereto (each, a “Purchaser” and, collectively, the “Purchasers”)

Ladies and Gentlemen:

Defined terms not otherwise defined in this lock-up agreement (the “Letter Agreement”) shall have the meanings set forth in the Purchase Agreement. Pursuant to Section 2.2(a) of the Purchase Agreement and in satisfaction of a condition of the Company’s obligations under the Purchase Agreement, the undersigned irrevocably agrees with the Company that, from the date hereof until 90 days following the Closing Date (such period, the “Restriction Period”), the undersigned will not offer, sell, contract to sell, hypothecate, pledge or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any Affiliate of the undersigned or any person in privity with the undersigned or any Affiliate of the undersigned), directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with respect to, any Common Shares of the Company or securities convertible, exchangeable or exercisable into, Common Shares of the Company beneficially owned, held or hereafter acquired by the undersigned (the “Securities”). Beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. In order to enforce this covenant, the Company shall impose irrevocable stop-transfer instructions preventing the transfer agent of the Company from effecting any actions in violation of this Letter Agreement.

Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer the Securities provided that (1) the Company receives a signed lock-up letter agreement (in the form of this Letter Agreement) for the balance of the Restriction Period from each donee, trustee, distributee, or transferee, as the case may be, prior to such transfer (2) any such transfer shall not involve a disposition for value, (3) such transfer is not required to be reported with the Securities and Exchange Commission in accordance with the Exchange Act and no report of such transfer shall be made voluntarily, and (4) neither the undersigned nor any donee, trustee, distributee or transferee, as the case may be, otherwise voluntarily effects any public filing or report regarding such transfers, with respect to transfer:

i)	as a bona fide gift or gifts;

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ii)	to any immediate family member or to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned (for purposes of this Letter Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin);

iii)	to any corporation, partnership, limited liability company, or other business entity all of the equity holders of which consist of the undersigned and/or the immediate family of the undersigned;

iv)	if the undersigned is a corporation, partnership, limited liability company, trust or other business entity (a) to another corporation, partnership, limited liability company, trust or other business entity that is an Affiliate of the undersigned or (b) in the form of a distribution to limited partners, limited liability company members or stockholders of the undersigned;

v)	if the undersigned is a trust, to the beneficiary of such trust; or

vi)	by will, other testamentary document or intestate succession to the legal representative, heir, beneficiary or a member of the immediate family of the undersigned.

In addition, notwithstanding the foregoing, this Letter Agreement shall not restrict the delivery of Common Shares to the undersigned upon (i) the exercise of any options granted under any employee benefit plan of the Company, or any issuance of Common Shares under any employee benefit plan; (ii) the exercise of warrants; or (iii) the issuance under any Shareholder Rights Plan; provided however that any Common Shares or Securities acquired in connection with any such exercise or issuance under (i), (ii) or (iii) will be subject to the restrictions set forth in this Letter Agreement.

Furthermore, the undersigned may enter into any new plan established in compliance with Rule 10b5-1 of the Exchange Act; provided that (i) such plan may only be established if no public announcement or filing with the Securities and Exchange Commission, or other applicable regulatory authority, is made in connection with the establishment of such plan during the Restriction Period and (ii) no sale of Common Shares are made pursuant to such plan during the Restriction Period.

The undersigned acknowledges that the execution, delivery and performance of this Letter Agreement is a material inducement to each Purchaser to complete the transactions contemplated by the Purchase Agreement and the Company shall be entitled to specific performance of the undersigned’s obligations hereunder. The undersigned hereby represents that the undersigned has the power and authority to execute, deliver and perform this Letter Agreement, that the undersigned has received adequate consideration therefor and that the undersigned will indirectly benefit from the closing of the transactions contemplated by the Purchase Agreement.

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This Letter Agreement may not be amended or otherwise modified in any respect without the written consent of each of the Company and the undersigned. This Letter Agreement shall be construed and enforced in accordance with the laws of the State of New York without regard to the principles of conflict of laws. The undersigned hereby irrevocably submits to the exclusive jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in Manhattan, for the purposes of any suit, action or proceeding arising out of or relating to this Letter Agreement, and hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that (i) it is not personally subject to the jurisdiction of such court, (ii) the suit, action or proceeding is brought in an inconvenient forum, or (iii) the venue of the suit, action or proceeding is improper. The undersigned hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to the Company at the address in effect for notices to it under the Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. The undersigned hereby waives any right to a trial by jury. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The undersigned agrees and understands that this Letter Agreement does not intend to create any relationship between the undersigned and any Purchaser and that no Purchaser is entitled to cast any votes on the matters herein contemplated and that no issuance or sale of the Securities is created or intended by virtue of this Letter Agreement.

This Letter Agreement shall be binding on successors and assigns of the undersigned with respect to the Securities and any such successor or assign shall enter into a similar agreement for the benefit of the Purchasers.

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This Letter Agreement may be executed in two or more counterparts, all of which when taken together may be considered one and the same agreement.

_________________________

Signature

__________________________

Print Name

__________________________

Position in Company, if any

Address for Notice:

__________________________

__________________________

__________________________

Number of shares of Common share

_____________________________________________________________________________

Number of shares of Common share underlying subject to warrants, options, debentures or other convertible securities

By signing below, the Company agrees to enforce the restrictions on transfer set forth in this Letter Agreement.

TANZANIAN GOLD CORPORATION

By: _________________________________

Name:_______________________________

Title:________________________________

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